UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 643-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 21, 2014, Mondelēz International, Inc. held our 2014 annual meeting of shareholders (the “annual meeting”). At the annual meeting, our shareholders approved the Mondelēz International, Inc. Amended and Restated 2005 Performance Incentive Plan (the “plan”), which had previously been approved by our Board of Directors, subject to the approval of our shareholders.

The plan amended our prior Mondelēz International, Inc. Amended and Restated 2005 Performance Incentive Plan to:

•	increase the number of shares of our Class A common stock available for issuance under the plan;

•

make future equity awards to our non-employee directors under the same plan as grants made to employees rather than under the separate Mondelēz International, Inc. Amended and Restated 2006 Stock Compensation Plan for Non-Employee Directors;

•	update plan provisions to be consistent with market practice and promote the long-term interest of shareholders; and

•	make other administrative changes.

The material features of the plan are described in our definitive proxy statement on Schedule 14A for the annual meeting filed on April 1, 2014 (the “proxy statement”). The description of the plan included in the proxy statement is incorporated herein by reference. The above description of the plan is qualified in its entirety by reference to the full text of the plan, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2014, we held our annual meeting in Skokie, Illinois. A total of 1,407,290,097 shares of our Class A common stock, or 82.84% of our outstanding shares of Class A common stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.	Our shareholders elected 12 directors to each serve a one-year term until our 2015 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

	For	Against	Abstain	Broker Non-Votes
Stephen F. Bollenbach	1,085,313,432	108,881,161	3,519,347	209,576,157
Lewis W.K. Booth	1,191,504,428	2,677,913	3,531,599	209,576,157
Lois D. Juliber	1,187,245,487	7,037,730	3,430,723	209,576,157
Mark D. Ketchum	1,182,669,102	11,529,688	3,515,150	209,576,157
Jorge S. Mesquita	1,191,456,404	2,741,634	3,515,902	209,576,157
Nelson Peltz	1,183,117,924	10,998,528	3,597,488	209,576,157
Fredric G. Reynolds	1,191,435,070	2,761,185	3,517,685	209,576,157
Irene B. Rosenfeld	1,158,999,282	31,651,085	7,063,573	209,576,157
Patrick T. Siewert	1,189,333,917	4,840,277	3,539,746	209,576,157
Ruth J. Simmons	1,184,524,259	9,738,841	3,450,840	209,576,157
Ratan N. Tata	1,184,330,509	9,842,315	3,541,116	209,576,157
Jean-François M. L. van Boxmeer	1,172,153,543	22,079,441	3,480,956	209,576,157

2.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,122,993,108	58,426,417	16,294,415	209,576,157

3.	Our shareholders approved the Mondelēz International, Inc. Amended and Restated 2005 Performance Incentive Plan, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,140,049,384	49,467,926	8,196,630	209,576,157

4.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2014, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,391,769,708	10,101,551	5,418,838	0

5.	Our shareholders did not approve a shareholder proposal regarding a report on packaging, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
319,082,318	803,084,765	75,546,857	209,576,157

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Mondelēz International, Inc. Amended and Restated 2005 Performance Incentive Plan.

99.1	The section entitled “ITEM 3: Approve the Mondelēz International, Inc. Amended and Restated 2005 Performance Incentive Plan” of the definitive proxy statement on Schedule 14A of Mondelēz International, Inc. filed on April 1, 2014 is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.
Date: May 22, 2014
/s/ Carol J. Ward
	Name:	Carol J. Ward
	Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Mondelēz International, Inc. Amended and Restated 2005 Performance Incentive Plan.

99.1	The section entitled “ITEM 3: Approve the Mondelēz International, Inc. Amended and Restated 2005 Performance Incentive Plan” of the definitive proxy statement on Schedule 14A of Mondelēz International, Inc. filed on April 1, 2014 is incorporated herein by reference.